SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

United Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

United Technologies Corporation

Annual Meeting of Shareowners

April 14, 2010 at 2:00 p.m.

The Conrad Indianapolis Hotel

50 West Washington Street

Indianapolis, Indiana 46204

Proxy Login Details: [[Single Control Number]]

Dear UTC Shareowner

To:	[[Registration]]

Thank you for participating in online access to UTC’s Annual Meeting Materials. Computershare Trust Company, N.A. is the independent registrar and transfer agent for UTC Common Stock.

The UTC Annual Report for 2009 and the Proxy Statement for the 2010 Annual Meeting of Shareowners are now available. To view the Annual Report and Proxy Statement, please click on the following link to the website: www.envisionreports.com/UTX

REMEMBER, YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES AS SOON AS YOU RECEIVE AND REVIEW YOUR PROXY MATERIALS.

IMPORTANT NOTICE TO PARTICIPANTS IN THE UTC SAVINGS PLAN FOR U.S. EMPLOYEES: Computershare must receive your voting instructions by 11:00 a.m. Eastern Daylight Time, on April 12, 2010 in order to tabulate voting instructions of Savings Plan Participants and communicate those instructions to the Savings Plan Trustee, who will vote your shares. If your voting instructions are not received by that time, your plan shares will be voted by the Trustee as described in the Proxy Statement.

To cast your vote, please visit www.envisionreports.com/UTX and follow the on-screen instructions. You will need the proxy login details provided above to access the voting site.

You may also use your proxy login details to vote your shares by telephone. Simply call 1-800-652-8683 to access the secure and confidential telephone voting service. When voting by telephone, please keep the above proxy login details available for your reference as well as the following list of matters to be voted on:

Proposal 1 – Election of Directors, Nominees:

01 Louis R. Chênevert	08 Richard D. McCormick
02 John V. Faraci	09 Harold McGraw III
03 Jean-Pierre Garnier	10 Richard B. Myers
04 Jamie S. Gorelick	11 H. Patrick Swygert
05 Carlos M. Gutierrez	12 André Villeneuve
06 Edward A. Kangas	13 Christine Todd Whitman
07 Charles R. Lee

Proposal 2 – Appointment of the firm of PricewaterhouseCoopers LLP to Serve as Independent Auditor

Proposal 3 – Shareowner Proposal Concerning an Advisory Vote on Executive Compensation

FURTHER INFORMATION CONCERNING THE ABOVE PROPOSALS IS INCLUDED IN THE PROXY STATEMENT FOR 2010: www.envisionreports.com/UTX

If you would like to request a ticket to attend UTC’s 2010 Annual Meeting, please click on the following link: http://www.utc.com/Investor+Relations/Shareowner+Ticket+Requests

For assistance or if you would like to request paper copies of the Annual Report or Proxy Statement, please contact our Shareholder Direct information line at 1-800-881-1914 or the UTC Corporate Secretary’s Office at 1-860-728-7870.

If you have any questions regarding your account, please call 1-800-488-9281 and we will be pleased to help. Alternatively, you may also submit your questions directly through our secure, online contact form at: www.computershare.com/ContactUs

Thank you for using our online voting service.